                                                                   EXHIBIT 99(i)


                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
               PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


(Dollars In Thousands, Except Per Share Amounts)          APRIL 1,
ASSETS                                                      1994
- - ------------------------------------------------------  ------------

CASH AND CASH EQUIVALENTS.............................  $  1,150,135
                                                        ------------

CASH AND SECURITIES SEGREGATED FOR REGULATORY
  PURPOSES OR DEPOSITED WITH CLEARING ORGANIZATIONS...     4,028,823
                                                        ------------
MARKETABLE INVESTMENT SECURITIES......................     1,743,939
                                                        ------------

TRADING INVENTORIES, AT FAIR VALUE
Corporate debt, contractual agreements,
  and preferred stock.................................    27,394,625
Non-U.S. governments and agencies.....................     8,831,084
U.S. Government and agencies..........................     8,752,521
Equities and convertible debentures...................     8,097,207
Mortgages and mortgage-backed.........................     6,318,485
Money markets.........................................     2,362,471
Municipals............................................     1,150,676
                                                        ------------
Total.................................................    62,907,069
                                                        ------------

RESALE AGREEMENTS.....................................    49,144,330
                                                        ------------

SECURITIES BORROWED...................................    21,186,156
                                                        ------------

RECEIVABLES
Customers (net of allowance for doubtful accounts of
 $51,280).............................................    14,498,266
Brokers and dealers...................................     9,477,169
Interest and other....................................     3,086,611
                                                        ------------
Total.................................................    27,062,046
                                                        ------------

INVESTMENTS OF INSURANCE SUBSIDIARIES.................     7,105,889


LOANS, NOTES, AND MORTGAGES (NET OF ALLOWANCE FOR
 LOAN LOSSES OF $190,741).............................     1,811,146

OTHER INVESTMENTS.....................................       806,803

PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
 (NET OF ACCUMULATED DEPRECIATION AND AMORTIZATION
 OF $1,694,582).......................................     1,521,485

OTHER ASSETS..........................................     1,215,975
                                                        ------------

TOTAL ASSETS..........................................  $179,683,796
                                                        ============

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


(Dollars In Thousands, Except Per Share Amounts)                    APRIL 1,
LIABILITIES AND STOCKHOLDERS' EQUITY                                 1994
- - ----------------------------------------------------------------  ------------
LIABILITIES

REPURCHASE AGREEMENTS...........................................  $ 66,156,594
                                                                  ------------

COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS................    23,299,088
                                                                  ------------

COMMITMENTS FOR SECURITIES SOLD BUT NOT YET PURCHASED, AT
 FAIR VALUE
U.S. Government and agencies....................................    13,979,878
Equities and convertible debentures.............................     3,972,621
Corporate debt, contractual agreements,
  and preferred stock...........................................    13,821,556
Non-U.S. governments and agencies...............................     2,545,363
Municipals......................................................       136,972
                                                                  ------------
Total...........................................................    34,456,390
                                                                  ------------

CUSTOMERS.......................................................    13,462,387

INSURANCE.......................................................     6,797,586

BROKERS AND DEALERS.............................................     8,200,912

OTHER LIABILITIES AND ACCRUED INTEREST..........................     6,854,878

LONG-TERM BORROWINGS............................................    14,852,894
                                                                  ------------

TOTAL LIABILITIES...............................................   174,080,729
                                                                  ------------

STOCKHOLDERS' EQUITY
PREFERRED STOCKHOLDERS' EQUITY
Preferred stock, par value $1.00 per share
   (Liquidation preference $100,000 per share);
   authorized: 25,000,000 shares;
   issued:  3,000 shares; outstanding:  1,938 shares............       193,800
                                                                  ------------

COMMON STOCKHOLDERS' EQUITY
Common stock, par value $1.33 1/3 per share;
   authorized: 500,000,000 shares;
   issued:  236,330,162 shares..................................       315,105
Paid-in capital.................................................     1,214,934
Foreign currency translation adjustment.........................       (12,296)
Net unrealized losses on investment securities
   available-for-sale (net of applicable income tax benefit
   of $6,194)...................................................       (12,254)
Retained earnings...............................................     5,106,190
                                                                  ------------
     Subtotal...................................................     6,611,679

Less:
   Treasury stock, at cost:
     27,694,702 shares..........................................       868,184
   Unallocated ESOP shares, at cost:
     7,742,069 shares...........................................       121,938
   Employee stock transactions..................................       212,290
                                                                  ------------

TOTAL COMMON STOCKHOLDERS' EQUITY...............................     5,409,267
                                                                  ------------

TOTAL STOCKHOLDERS' EQUITY......................................     5,603,067
                                                                  ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY......................  $179,683,796
                                                                  ============